UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2019, pursuant to shareholder requests for nominees to be placed on the Board of Directors (the “Board”) of BioCardia, Inc. (the “Company”), the Board accepted offers to resign from each of Thomas Quertermous, M.D. and Allan R. Tessler and appointed Jim Allen and Andrew Blank to fill these vacancies, effective October 1, 2019. Neither Dr. Quertermous’ nor Mr. Tessler’s decision to resign was due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies or practices.

Mr. Allen, age 64, is Chief Executive Officer and President of Sea Star, Inc., a real estate development company, and has served in that capacity since he founded the company in February 1989. Mr. Allen has founded multiple companies from concept to full operation involving the development of various technologies, patents, manufacturing processes, and sales, distribution and maintenance programs. Six of his ventures have resulted in sales to publicly-traded companies. He is a named inventor on 29 issued and pending patents. Mr. Allen has studied business at Troy University and Auburn University at Montgomery.

Mr. Allen will serve as a Class II director, with a term expiring at the Company’s 2021 annual meeting of stockholders. The Board has named Mr. Allen to serve on the Nominating and Corporate Governance Committee of the Board, effective October 1, 2019. There are no arrangements or understandings related to Mr. Allen pursuant to which he was selected as a director, he has no family relationship with any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Allen will receive standard compensation and equity awards available to non-employee directors of the Company.

Mr. Blank, age 63, is President of National Brands, Inc. and has served in that capacity since February 1995.  Mr. Blank also currently serves as President of WareITis Technologies, an enterprise content management software solution, President of Archive America, a document management firm, and President of Seaboard Warehouse Terminals, a provider of nationwide third-party logistics services.  Mr. Blank holds a bachelor’s degree in business from the University of Miami.

Mr. Blank will serve as a Class II director, with a term expiring at the Company’s 2021 annual meeting of stockholders. The Board has name Mr. Blank to serve on the Compensation Committee and the Audit Committee of the Board, effective October 1, 2019. There are no arrangements or understandings related to Mr. Blank pursuant to which he was selected as a director, he has no family relationship with any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Blank will receive standard compensation and equity awards available to non-employee directors of the Company.

Item 5.08         Shareholder Director Nominations.

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 8.01         Other Events.

Annual Meeting of Stockholders

The Board has established Tuesday, November 26, 2019 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Board also established the close of business on September 30, 2019 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The time and location of the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, to be filed prior to the Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Nomination of Director

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing stockholders of the following changes:

For stockholders who desire to submit a proposal for consideration at the Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be received at the Company’s principal executive offices no later than October 10, 2019, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

In addition, if a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting or who intends to submit a proposal regarding any other matter of business at the Annual Meeting but who do not intend for such proposal to be included in the Company’s proxy materials, the deadline for submitting the notice of such nomination or other proposal is the close of business on October 10, 2019. Any notice should be delivered to BioCardia, Inc., 125 Shoreway Road, Suite B, San Carlos, California 94070, Attention: Chief Financial Officer. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and our amended and restated bylaws, as applicable. Our amended and restated bylaws may be obtained by accessing Exhibit 3.2 to our Form 8-K filed on April 11, 2017 on the SEC’s website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

By: /s/ David McClung
David McClung
Chief Financial Officer

Date: September 27, 2019